UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

CHINA DIGITAL COMMUNICATION GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA DIGITAL COMMUNICATION GROUP

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 28, 2006

        NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of China Digital Communication Group (the “Company”) will be held at Shenzhen Wuzhou Guest House, No.6001, Shennan Rd., Shenzhen, People’s Republic of China on August 28, 2006 at 9:00 A.M (local time), to consider and act upon the following matters:

1.	the election of seven (7) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.

a proposal to approve the Company’s 2006 Stock Incentive Plan, which provides for the issuance of up to 500,000 shares of the Company’s common stock pursuant to options to employees (including executive officers), directors and consultants of the Company and its affiliates;

3.	a proposal to ratify the appointment of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

4.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

        Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. You must own shares of common stock of the Company at the close of business on July 25, 2006 to vote at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement and proxy card are being mailed to our shareholders on or about August 1, 2006.

Ran Liang
Chief Executive Officer

Shenzhen, China
July 28, 2006

It is important that your shares be represented at the Annual Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

CHINA DIGITAL COMMUNICATION GROUP
Number 2222. Jin Tian Road.
An Lian Building 15th Floor A-01 and A-02
Futian, Shenzhen, China

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 28, 2006

        This Proxy Statement is furnished to the holders of our common stock, par value $0.001 per share, in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 28, 2006, at 9:00 A.M. (local time), at Shenzhen Wuzhou Guest House, No.6001, Shennan Rd., Shenzhen, People’s Republic of China, and at any adjournments or postponements of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is August 1, 2006.

        The close of business on July 25, 2006 has been fixed by our Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of such meeting. As of the record date, there were an aggregate of 54,460,626 shares of our common stock outstanding and 7,575,757 shares of preferred stock, par value $0.001 per share. These are the only classes of our voting securities issued and outstanding, and combine to constitute a single voting class. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each preferred stock outstanding on the record date will be entitled to seven votes on all matters to come before the Annual Meeting. A majority of our total voting shares issued, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain votes withheld in the election of directors, abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

        Under the Nevada Business Corporation Law, the affirmative number of votes in favor of a proposal must exceed the number of votes opposing the action, voted in person or by proxy, at the Annual Meeting to: (i) elect each director (Proposal 1), (ii) approve the Company’s 2006 Stock Incentive Plan (Proposal 2), and (iii) ratify the appointment of Kabani & Company, Inc. as our independent registered public accounting firm for our fiscal year ending December 31, 2006 (Proposal 3). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1, 2 and 3.

        Our Board of Directors has unanimously recommended a vote FOR each nominee named in the Proxy, FOR Proposal 2, and FOR Proposal 3.

        It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States, in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

        Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our President, by executing a proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

        Our Annual Report on Form 10-KSB for the 2005 fiscal year contains financial data and other information about us and is enclosed herewith. Exhibits to the Form 10-KSB will be furnished without charge to any stockholder so requesting by writing to Roy Teng, Vice President, China Digital Communication Group, 1901 Avenue of the Stars, Suite 201, Los Angeles, California 91803

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our equity securities as of July25, 2006 by:

•	each security holder known by us to be the beneficial owner of more than 5% of the Company's outstanding securities;

•	each of our directors;

•	each of our executive officers; and

•	all directors and executive officers as a group.

        The percentages shown are calculated based on 54,460,626 shares of common stock outstanding on July 25, 2006. The numbers and percentages shown include the shares actually owned as of July 25, 2006, and the shares that the identified person or group has the right to acquire within 60 days of such date. In calculating the percentage ownership, all shares that the identified person or group has the right to acquire within 60 days of July 25, 2006, upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other person or group.

        Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all of the shares of our common stock beneficially owned by them. Except as otherwise indicated, the address for each shareholder is Number 2222. Jin Tian Road; An Lian Building 15th Floor A-01 and A-02; Futian, Shenzhen, China.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Shares(1)
Ran Liang	--		--

Yu Xi Sun	560,000		*

Sarah Shao	--		--

Su Yi Zheng	--		--

Xu Bao Dong	--		--

Zu Zhuan Xu	--		--

Alfred L. Simon	200,000	(2)	*

Yong Yang	--		--

All executive officers and directors as a group (2 persons)	760,000		*

_________________

(1)

Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days or shares that otherwise may be acquired within 60 days of this Report are deemed to be beneficially owned by the person holding the options and warrants or person with the right to acquire such shares for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)	Consists of options to purchase 200,000 shares of our common stock

PROPOSAL 1 ELECTION OF DIRECTORS

        At the Annual Meeting, our stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Ran Liang, Yu Xi Sun, Su Yi Zheng, Xu Bao Dong, Zu Zhuan Xu, Alfred L. Simon and Yong Yang to serve as directors upon their nomination at the Annual Meeting. All nominees currently serve on our Board of Directors and their terms expire at the Annual Meeting. Each nominee has advised us of his or her willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting.

Required Vote

        To elect a director, the number of votes cast for each director must exceed the number of votes against the director. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted towards the election of any person as a director. In the event that any of the nominees should become unavailable before the Annual Meeting, it is intended that shares represented by the enclosed proxy will be voted for one or more substitute nominees as may be nominated by the current Board of Directors.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of each nominee listed in this proxy statement.

INFORMATION ABOUT NOMINEES

Name	Age	Position
Ran Liang	32	Chief Executive Officer and Director
Yu Xi Sun	32	President and Director
Su Yi Zheng	38	Chief Operating Officer and Director
Xu Bao Dong	35	Director
Zu Zhuan Xu	40	Director
Alfred L. Simon	65	Director
Yong Yang	43	Director

        Ran Liang, age 32, began her career as the audit project manager at Shenzhen Zheng Feng Li Fu CPA firm. In May 1998, she was certified as a CPA in China, then became director of the finance department at Zhong Wang Assets Management Co., Ltd., in April 2001. Ms. Liang became the customer manager at Hua Xia Bank, Shenzhen Branch in July 2002. In July 2003, she held the position of chief financial officer of Shenzhen Lan Ke Electronic Co., Ltd., then was promoted to CEO in December 2003.

        Yu Xi Sun, age 32, served as Vice President of Shenzhen E’Jenie Science and Technology Development Co., Ltd. from December 2004 to February 2006, Assistant President from September 2003 to December 2004 and Marketing Manager from May 2002 to August 2003. From January 2001 to April 2002 Ms. Sun was Marketing Director of the Eastern China Area at Shenzhen City Li Ke Energy Co., Ltd., and from July 1999 to December 2000 was Legal Counsel for Hubei Xing Yuan Battery Co., Ltd. Ms. Sun earned an M.S. in Law from Hubei University.

        Su Yi Zheng, age 38, served as a former general executive officer for Sono Digital Electronic Technologies Co., Ltd from June 2005 to June 2006. Mr. Zheng was president of Shenzhen Ke Xun Tong Tech Co., Ltd. from 2001 to 2005. From 1997 to 2001 he was executive manager at American New York Asia Communication Co., Ltd. for the China area. From 1988 to 1989, he was an electrical engineer for the China Ministry of Posts and Telecommunication — Guanzhou Telecommunications Equipments Manufacture. He has a Bachelor’s of Science degree in electrical engineering from GuanZhou Zhongshan University.

        Xu Bao Dong, 35, has served as a director since February 2004. Since March 2003 he served as Vice President at Shenzhen Heng Tian Tong Communication Equipment Inc. From August 2001 through February 2003 he served as the Marketing Director at Shenzhen Li Gao Electronics. From July 1999 until July 2001 he served as Marketing Director at Shenzhen Blue Hope Electronic Co., Ltd. He holds a Bachelors of Science degree from Shenzhen University.

        Zu Zhuan Xu, 40, has served as a director since December 2003. Since November 2002 he has served as the Vice Director of Human Resources and Senior Executive Assistant at Shenzhen Xin Jia Electronics Co., Ltd. From May 1999 until March 2002, he was the Director of Human Resources at Shenzhen Golden Island Biao Industrial Group. His primary duties were to maintain, create, and implement all Human Resource programs. From October 1992 through April 1999 he served as the Director of Human Resources at Shenzhen Xie Li Paper Products Co., Ltd. From April 1985 through September 1992 he served as the Primary Executive Secretary at E Zhou Huang Wei Electronic Generators Manufacture. Mr. Hu holds a Bachelor of Science degree from Shenzhen University.

        Alfred L. Simon, 65, has been the Principal of American Capital Group, which provides corporate financial services specializing in merger and acquisitions and capital fundraising since March 1, 1998. Mr. Simon began his career as an auditor and CPA at Ernst & Ernst in 1962, and has held numerous executive level positions since, including Chief Financial Officer at Arcata Research Corp., partner and co-director of research at Sanford C. Bernstein & Company, Vice President of Corporate Finance at Gruntal & Company; Director of Corporate Finance at Mabon Nugent & Company; and Director of Investment Banking at Philips Appel & Walden. He has also served on the Board of Directors of Carmel Container Systems and IIC Industries. Mr. Simon holds a Harvard MBA, CPA certification in NYSE and NASD registration as a General Securities Principal, Financial and Operations Principal and Supervisory Analyst. He also presently serves as a NASD Dispute Resolution Arbitrator.

        Yong Yang, 43, earned his Doctoral Degree in Chemistry from Xiamen University (China) — University of Essex (UK). From December 1997 and December 1998, Dr. Yang attended Oxford University, where he studied Physics and Theoretical Chemistry. Since May 1994, Dr. Yang has taught at the University of Xiamen. Dr. Yang has published over 100 academic research papers and has four patents in which he was the sole inventor. In 1992, he was awarded the 2nd Award from China Education Department. Dr. Yang is also the Special Invited Editor for “Science News Press.” Dr. Yang has received multiple research grants from “China National Science Fund,” and “State Outstanding New Generation Fund” (formerly known as the “China President Fund”), which is the highest honor and recognition in the field of Science Research in China. Since February 1999, Dr. Yang has served as lead for more than 10 China National Level Research Projects. Currently, Dr. Yang is teaching a group of 20 graduate students, including Masters and Doctoral candidates

INFORMATION ABOUT EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officers each of whom is not a nominee for director and does not currently serve on our Board of Directors.

Name	Age	Position(s) with the Company
Sarah Shao	37	Chief Financial Officer

             Sarah Shao, age 37, was the CFO of US KXD Technology Inc. before from 2005 to 2006. From 2004 to 2005, she was an accounting controller for KXD Digital Entertainment Limited, a Singapore public company. She was an accounting controller for Hainan Pearl River Holding Co., Ltd., a Chinese A/B exchange public company, from 1995 to 1998 and Shenzhen Guizhou Light Industry Co., Ltd. from 1992 to 1995 She served as an accounting director at Shenzhen Shenmao Group Co., Ltd. from 1998 to 2002. She holds a Master’s of Science from the Graduate School of Trade, Economics and Finance at China Academy of Social Science and a Bachelor’s of Science in business administration and international accounting from Guangzhou Foreign International Business University. She is also certified from the General Accountants Association of Canada — China Representation Office.

Board Meetings

        Our Board of Directors is responsible for our overall management. During the fiscal year ended December 31, 2005, our Board of Directors met six times, and our Audit Committee met two times. No director attended fewer than 75% of the meetings of our Board and of our Audit Committee.

Audit Committee

        During the fiscal year ended December 31, 2005 our Audit Committee consisted of Xu Bao Dong, Zu Zhuan Xu and Albert L. Simon all of whom are not employees of the Company and have been determined by the Audit Committee and the Board to be independent directors as defined in the Nasdaq Marketplace Rules. Mr. Simon is the Chairman of the Audit Committee and the Audit Committee Financial Expert.

        The primary function of the Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by:

•	reviewing the financial statements, financial reports and other financial information provided by the Company to any governmental body or the public and other relevant documents;

•	recommending the appointment and reviewing and appraising the audit efforts of the Company’s independent registered accounting firm and providing an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors;

•	serving as an independent and objective party to monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and

•	encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels.

        The responsibilities of the audit committee are set forth in an Audit Committee Charter approved and recommended by the Audit Committee and adopted by our Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A hereto. The Audit Committee met two times during fiscal year ended December 31, 2005.

Director Nominations Policy

        Our Board of Directors has not yet adopted a formal policy regarding qualifications of director candidates. However, in evaluating director nominees, our Board considers a variety of factors, including: (i) the appropriate size of our Board of Directors; (ii) our needs with respect to the particular talents and experience of our Directors; (iii) the knowledge, skills and experience of nominees, including experience in the battery industry, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board; (iv) experience with accounting rules and practices; and (v) the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

        To date, we have not engaged third parties to identify, evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

        Although, we do not have a formal policy with regard to the consideration of any director candidates recommended by its stockholders, our Board believes its process for evaluation of nominees proposed by shareholders would be no different from the process of evaluating any other candidate. Stockholders should send nominations and a short biography of the nominee to China Digital Communication Group, Attention: Roy Teng, Vice President, 1901 Avenue of the Stars, Suite 201, Los Angeles, California 91803, addressed to the Board or any member or members of the Board.

        Our Board of Directors will consider director candidates properly submitted by stockholders in accordance with the procedures set forth in Rule 14a-8, Shareholder Proposals, under the Exchange Act (without giving effect to the ability of the Company to exclude director nominee proposals, as is otherwise provided by Rule 14a-8(i)(8)).

        Each nominee for director is standing for re-election.

EXECUTIVE COMPENSATION

        The following sets forth the annual and long-term compensation for services in all capacities to us for the fiscal years ended December 31, 2005, 2004 and 2003 paid to our Chief Executive Officer and the other executive officer who was serving as an executive officer at the end of the last completed fiscal year. This compensation information relates to compensation received by the named executive officer while employed by us.

Summary Compensation Table
Long Term Compensation
		Annual Compensation			Awards		Payouts
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)
Yi Bo Sun (1)	2005	--	--	--	--	--	--	--
	2004	--	--	--	--	--	--	--
	2003	--	--	--	--	--	--	--

_________________

(1)     Mr. Sun resigned as our Chairman of the Board, President and Chief Executive Officer on January 19, 2006.

OPTION GRANTS IN LAST FISCAL YEAR (JANUARY 1, 2005 - DECEMBER 31, 2005)

NAME	Number Of Securities Underlying Options Granted (1)	% Of Total Options Granted To Employees In The Fiscal Year	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Term
					5%	10%
Yi Bo Sun	--	--	--	--	--	--

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR-END
AND FISCAL YEAR-END OPTION VALUES TABLE

        The following table contains information concerning the number of shares acquired and value realized from the exercise of options by the named executive officers during fiscal 2005 and the number of unexercised options held by the named executive officers at December 31, 2005.

	NUMBER OF SHARES OF COMMON STOCK UNDERLYING UNEXERCISED OPTIONS AT YEAR END (DECEMBER 31 2005)		VALUE OF UNEXERCISED IN-THE-MONEY >OPTIONS AT YEAR END (DECEMBER 31, 2005) (1)
NAME	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Yi Bo Sun	--	--	--	--

(1)     Options are “in-the-money” if the market price of a share of common stock exceeds the exercise price of the option.

        We have no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

Compensation of Directors

        All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board meetings. During the fiscal year ended December 31, 2005, Albert Simon received $20,000 and options to purchase 100,000 shares of our common stock at an exercise price equal to 115% of the average daily closing bid price of our common stock for the 60 days prior to November 4, 2005.

Bonuses and Deferred Compensation

        We do not have any bonus, deferred compensation or retirement plan.

Stock Options

        Our Board of Directors chose to make option or warrant awards to select officers, directors, consultants, or shareholder/investors in order to induce them to assist it in implementing its business plan and to provide long term additional incentive. These options or warrants, as awarded, were not awarded pursuant to a plan but were specific individual awards with varying terms and conditions. In some instances, our Board of Directors reserved the right to cancel these awards for non-performance or other reasons, or established a vesting schedule pursuant to which the award is earned.

Employment Contracts, Termination of Employment and Change of Control Arrangements

        There are no compensatory plans or arrangements, including payments to be received from us, with respect to any person named in the Summary Compensation Table above, that would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with us or the our subsidiaries, or any change in control of us, or a change in the person’s responsibilities following a change of control.

        The following table sets forth certain information, as at December 31, 2005, with respect to the Company’s equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans
approved by security holders	--		--	--
Equity compensation plans not approved by security holders	100,000	(1)	$ 0.61	--

Total	--		--	--

(1)     Represents options to purchase 100,000 shares of our comment stock granted to Albert L. Simon.

REPORT OF THE AUDIT COMMITTEE

        Kabani & Company, Inc. ("Kabani") audited the Company's consolidated financial statements for the year ended December 31, 2005.

        Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this context, the audit committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management. Management represented to the Board that the financial statements were prepared in accordance with generally accepted accounting principles.

        The audit committee discussed the consolidated financial statements with Kabani, and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The audit committee has also received written disclosures and a letter from Kabani regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Kabani the independence of that firm. The audit committee considered the compatibility of non-audit services with the independence of Kabani.

        Based upon the above materials and discussions and the recommendation of the Audit Committee, our Board of Directors decided to include the audited financial statements in the Company’s Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2005. The members of the Audit Committee are: Xu Bao Dong, Zu Zhuan Xu and Albert L. Simon (Chairperson). Mr. Simon is the Audit Committee Financial Expert. The foregoing report was provided by the members of the audit committee pursuant to Section 3(a)(58) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the fiscal year ended December 31, 2005.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

        Our Board of Directors has not formally adopted a process to provide stockholders with direct communication with our Board of Directors.  Our Board believes that a formal process for such communication is not necessary at this time, given the size of the Company and our Board, and the limited liquidity of our common stock. Shareholders wishing to contact our Board of Directors should do so in writing and delivered to Attention: Roy Teng, China Digital Communication group, 1901 Avenue of the Stars, Suite 201, Los Angeles, California 91803, addressed to the Board or any member or members of the Board. We encourage the members of our Board of Directors to respond to any shareholder communication they may receive.

        We believe that our Directors should make a reasonable effort to attend the Annual Meeting, but we recognize that scheduling constraints or other issues often prevent some of our Directors from attending such meetings. Continued lack of attendance at annual meetings without a valid excuse will be considered by our Board of Directors when determining those board members who will be recommended to our Board of Directors for re-election. We did not hold an annual meeting in 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires certain defined persons to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission and the National Association of Securities Dealers in accordance with the rules and regulations promulgated by the Commission to implement the provisions of Section 16. Under the regulatory procedure, officers, directors, and persons who own more than ten percent of a registered class of a company’s equity securities are also required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company’s knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company between January 1, 2005 through December 31, 2005, the Company’s officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except as follows: Ran Liang filed a late form 3 for a transaction that occurred on June 30, 2006; Yu Xi Sun filed a late form 3 for a transaction that occurred on February 23, 2006, Su Yi Zheng filed a late form 3 for a transaction that occurred on July 13, 2006, Sarah Shao filed a late form 3 for a transaction that occurred on July 13, 2006, Yong Yang filed a late form 3 for a transaction that occurred on May 12, 2005; Albert Simon filed a late Form 3 for transaction that occurred on November 11, 2005 and a late Form 4 for a transaction that occurred on May 1, 2006.

Code of Ethics

        Our Board of Directors adopted a Code of Ethics which applies to all of our Directors, executive officers and employees. A copy of the Code of Ethics is available upon request to Roy Teng, Vice President, 1901 Avenue of the Stars, Suite 201, Los Angeles, California 91803.

RELATED PARTY TRANSACTIONS

        During calendar years 2003 and 2004, we were parties to an agreement with Jack Gregory, our former President, whereby Mr. Gregory allowed us to use his office space rent-free until we were able to show significant revenue.  This agreement terminated upon the consummation of the purchase of 5,700,000 shares of Common Stock by Cheering Limited.

        In November 2005, Alfred L. Simon joined our Board of Directors. In connection with his appointment, Mr. Simon received options to purchase 100,000 shares of our common stock, exercisable immediately for a period of 5 years at an exercise price of $0.53. This transaction did not involve any underwriters, underwriting discount or commissions, or any public offering, and we believe that the transaction was exempt from the registration by virtue of Section 4(2) of the Securities Act of 1933, as amended. Mr. Simon represented his intention to acquire the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Mr. Simon had adequate access, through his relationships with us, to information about us.

        In May 2006, Alfred L. Simon received options to purchase 100,000 shares of our common stock, exercisable immediately for a period of 5 years at an exercise price of $0.68. This transaction did not involve any underwriters, underwriting discount or commissions, or any public offering, and we believe that the transaction was exempt from the registration by virtue of Section 4(2) of the Securities Act of 1933, as amended. Mr. Simon represented his intention to acquire the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Mr. Simon had adequate access, through his relationships with us, to information about us.

PROPOSAL 2 APPROVAL OF THE ADOPTION OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN

        On July 28, 2006, our Board of Directors, subject to stockholder approval, unanimously approved the Company’s 2006 Stock Incentive Plan (the “Plan”). The Plan is intended to provide an incentive to employees (including executive officers), directors and consultants of the Company and its affiliates. Any proceeds derived from the sale of shares will be used for general corporate purposes of the Company. The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of selected eligible persons under the Plan with the interests of our stockholders. Through the Plan, we are better able to attract, retain and reward quality employees, officers, directors and consultants.

PLAN SUMMARY

        The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Annex B to this Proxy Statement.

Shares Subject to the Incentive Plan and Eligibility

        The Plan authorizes the issuance of a maximum of 500,000 shares of our common stock (subject to adjustment as described below) pursuant to options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company, all of which may be granted in the form of incentive stock options and pursuant to any restricted stock awards issued to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of our common stock subject to such awards will again be available under the Plan. We estimate that approximately 15 employees (including executive officers) and seven directors are currently eligible to participate in the Plan. Based on the average high and low prices of our common stock on July 25, 2006, the market value of 500,000 shares of our common stock available under the Plan is $270,000.

Type of Awards

        The Plan provides for the grant of (i) “incentive stock options” (“ISOs”) within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options (which are stock options that do not qualify as ISOs (“NQSOs”) and (iii) shares of stock of the Company that may be subject to contingencies or restrictions (“Stock Awards,” and together with ISO and NQSO, “Awards”).

Administration

        The Plan will be administered by our Board of Directors or a committee of our Board of Directors (the “Administrators”) consisting of at least two members of our Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act. It is also intended that each member of any such committee will be an “outside director” within the meaning of Section 162(m) of the Code.

        Among other things, the Administrators are empowered to determine, within the express limits contained in the Plan: the employees, directors and consultants to be granted Awards, the times when Awards shall be granted, whether an option is to be an ISO or a NQSO, the exercise price of each option, the type (i.e. voting or non-voting) and number of shares of Common Stock to be subject to each Award, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the Award or exercisability of each option, whether and under what conditions to accelerate the date of vesting of an Award or exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an Award and, with the consent of the Award grantee, to modify an Award. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

        None of the Awards issuable under the Plan are intended to be deferred compensation pursuant to Section 409A of the Code. The Plan’s provisions shall be administered and construed by our Board in a manner to fulfill such intent.

Terms and Conditions of Options

        Options granted under the Plan will be subject to, among other things, the following terms and conditions:

(a)	The exercise price of each option will be determined by the Administrator; provided, however, that the exercise price of an option may not be less than the fair market value of our common stock on the date of grant (however, in the case of an ISO, 110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(b)	Options may be granted for terms determined by the Administrator; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of our voting power).

(c)	The maximum number of shares of our common stock for which options may be granted to an employee, director or consultant in any calendar year is 210,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d)	The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract (“Contract”) entered into by us with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of our common stock or by our withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. Exercise may also be permitted, in the discretion of the Administrator, pursuant to a broker’s sale of our common stock issuable upon exercise of an Option, or, to the extent permitted under the Sarbanes-Oxley Act of 2002, by delivery of a full or limited recourse, interest bearing promissory note secured by the shares of our common stock for which the award is exercised.

(e)	Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

(f)	Except as may otherwise be provided in the applicable Contract, if the optionee’s relationship with us as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without our consent, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with us was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee or director of, or a consultant to, the Company.

(g)	We may withhold cash and/or shares of our Common Stock having an aggregate value equal to the amount which we determine is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, we may require the optionee to pay us such amount, in cash, promptly upon demand.

Stock Awards

        The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons eligible for such grant. The grant may be for no consideration, or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Payment for any shares so granted may be made in such manner (including for services), consistent with Nevada law, as the Administrators may determine. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right to repurchase such shares upon specified events determined by the Administrators as set forth in the Contract, or events of forfeiture as determined by the Administrators as set forth in the Contract. Such rights of repurchase or forfeiture may be based on such factors as determined by the Administrators, including but not limited to factors relating to the tenure of the employment or consulting relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company’s consent. Upon the issuance of the stock certificate for a Stock Award, or in the case of uncertificated shares, the entry on the books of the Company’s transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award Holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award Agreement, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the Award Holder when all of the vesting restrictions and contingencies lapse, including the lapse of any rights of repurchase or forfeiture as provided in the Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

Adjustment in Event of Capital Changes

        Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee, director or consultant in any calendar year, in the event of any change in our common stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which we are the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a sale of all or substantially all of the Company’s assets, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of our common stock; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates. Any adjustments will be made in compliance with Section 409A of the Code to avoid treatment of the Awards as a deferral of compensation.

Duration and Amendment of the Plan

        No option may be granted under the Plan after August 28, 2016. Our Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of our shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee, director or consultant in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires shareholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee’s consent.

Number of Awards to be Issued

        Because the Awards under the Plan are discretionary, we are unable to calculate the amount of any Awards that may be granted pursuant to the Plan for the fiscal year ending December 31, 2006 or any subsequent fiscal years. Because none of the Awards constitutes a public offering, we rely on the exemption found in Section 4(2) of the Securities Act of 1933, as amended, for all Awards issued pursuant to the Plan

Certain Federal Income Tax Consequences

        The following is a general summary of certain material federal income tax consequences of the grant, ownership and disposition of Awards under the Plan (including the receipt, ownership and the disposition of any underlying security). This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant, ownership and disposition of an Award or resulting from the application of special rules to a particular recipient (each, a “Grantee”) of an Award (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and any state, local, foreign and other tax consequences inherent in the receipt, ownership and disposition of any Award and the acquisition, ownership and disposition of any underlying security. This discussion applies to a U.S. citizen or resident individual who receives any Award under the Plan in connection with the provision of services by such person to the Company or any affiliate. Each Grantee should consult with his or her own tax advisors with respect to the tax consequences inherent in the receipt, ownership and disposition of any Award issued under the Plan (including the acquisition, ownership and disposition of any underlying security).

NEW RULES APPLICABLE TO INCENTIVE AND DEFERRED COMPENSATION

        Recent tax legislation made significant revisions to the tax rules applicable to incentive and deferred compensation plans (which, under the statutory definition, may include the Plan and any Award). Pending further administrative and judicial guidance, the scope and application of the new compensation rules remain unclear. Given their potentially broad scope, the new compensation rules of Section 409A of the Code, and the regulations and guidance issued thereunder, may apply to an Award under the Plan, unless the Award strike price equals the fair market value of the underlying common stock on the date the Award is granted (including any later adjustments made pursuant to changes in capitalization and substitution of underlying securities) and the Award contains no deferral features (other than the option mechanism itself). The Company intends for the Plan and Awards to meet the exclusion rules regarding treatment of options as deferral of compensation under the regulations promulgated under Section 409A of the Code.

TAX CONSEQUENCES

        The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary and each Grantee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

Non-Qualified Options

        A Grantee will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the Grantee exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of our common stock on the date the option is exercised over the price paid for our common stock, and we will then be entitled to a corresponding deduction.

        Depending upon the period shares of our common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options

        A Grantee who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells our common stock purchased pursuant to the option. The Grantee will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the Grantee does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the Grantee will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding deduction. If the Grantee sells the stock at a gain prior to that time, the difference between the amount the Grantee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the Grantee sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

        Exercise of an incentive option may subject a Grantee to, or increase a Grantee’s liability for, the alternative minimum tax.

        The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

        ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR PURPOSES OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE. IN ADDITION, ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING BY OR TO ANOTHER PARTY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

New Plan Benefits

        The benefits to be received by Plan participants and the number of total units of equity securities to be granted under the Plan cannot be determined at this time since the amount of each year’s grant is to be determined at the discretion of the Board and the form of grants to be made in any year is to be determined at the discretion of the Governance and Nominating Committee.

Required Vote

        The approve the adoption of the 2006 Stock Incentive Plan, the number of votes cast in favor of approving the plan must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

        The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of the 2006 Stock Incentive Plan.

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The firm of Kabani & Company (“Kabani”) audited our financial statements for the fiscal year ended December 31, 2005. The audit committee has appointed that firm to act as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Our Board of Directors believes it is appropriate to present at the Annual Meeting a resolution ratifying the appointment of Kabani as our independent registered public accounting firm for the fiscal year ending December 31, 2006. A representative of Kabani is not expected to be present at the Annual Meeting and thus is not expected to be available to respond to questions or have the opportunity to make a statement if he desires to do so.

Change in Independent Registered Public Accounting Firm

        Effective, January 12, 2006, we dismissed Lichter, Yu & Associates (“Lichter”) as our independent registered public accounting firm.

        The report of Lichter on our financial statements for the fiscal year ended December 31, 2004 and the report of Moores Rowland Mazars (“MRM”) on the financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the year ended December 31, 2003, MRM included a going concern qualification in our audited financial statements.

        The decision not to continue the independent accountant relationship was approved by the audit committee of our Board of Directors.

        During the two most recent fiscal years and any subsequent period through January 12, 2006, there were no disagreements with Lichter or MRM, as the case may be, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Lichter or MRM, as the case may be, would have caused them to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

        As required by federal securities laws, we provided Lichter with a copy of our Report on Form 8-K dated January 12, 2006 reporting the change in auditors and requested that Lichter furnish us with a letter addressed to the SEC stating whether or not it agreed with the statements in such Form 8-K. A Copy of the letter from Lichter dated January 18, 2006 was filed as an exhibit to the Company’s Form 8-K.

        On January 12, 2006, we engaged Kabani as our registered public accounting firm. During the two most recent fiscal years and any subsequent period through January 12, 2006, we did not consult Kabani regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Principal Accountant Fees and Services

Audit Fees

        The aggregate fees billed by our auditors, Kabani for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2005 were $32,000. The aggregate fees billed by our former auditors, Lichter, Yu & Associates (“Lichter”), our former impendent auditors, for professional services rendered for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during fiscal year 2005 were $ 24,750.

        We incurred no audit fees to Kabani for the year ended December 31, 2004. The aggregate fees billed by Lichter, for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2004, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during that fiscal year were $40,000.

Audit Related Fees

        We incurred no audit related fees to Kabani during the years ended December 31, 2005 and 2004. We incurred no audit related fees to Lichter during the years ended December 31, 2005. Lichter was paid additional fees of approximately $2,500 for assurance and related services reasonably related to the performance of the audit or review of our financial statements for the year ended December 31, 2004.

Tax Fees

        We incurred no fees for professional services rendered by Kabani or Lichter for tax compliance, tax advice and tax compliance services during the fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-approval Policies and Procedures

        Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Required Vote

        To ratify the appointment of Kabani as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006, the number of votes cast in favor of the ratification must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

        The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

MISCELLANEOUS

Stockholder Proposals

        Any stockholder proposal intended to be presented at the 2007 Annual Meeting of Stockholders and to be included in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2007 annual meeting of stockholders, must be received by us in writing not later than March 1, 2007.

        If we do not receive written notice by March 1, 2007 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in our proxy statement, the persons named in the proxy accompanying our proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

Solicitation of Proxies

        We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our Directors, officers and employees by telephone, telecopy, telegraph, email or personal interview.

Other Matters

        Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

Proxies

        All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements and reports thereon of Kabani & Company, Inc., filed on March 30, 2006, which is enclosed herewith.

APPENDIX A

AUDIT COMMITTEE CHARTER

Purposes

        The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of China Digital Communication Group (the “Company”) are to: (a) assist the Board in fulfilling its oversight responsibilities with respect to: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

Composition

        The Committee will be composed of three or more directors as determined by the Board.  Each Committee member must be “independent” as defined by: (a) the rules of the primary trading market or securities exchange on which the Company’s securities are traded (the “Relevant Stock Market”), as such requirements are interpreted by the Board of Directors in its business judgment, and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”) and the Relevant Stock Market.  Each Committee member must also be financially literate, and at least one Committee member must have expertise sufficient to qualify as an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.  The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member qualifies as an audit committee financial expert.  The Board will appoint each Committee member and will designate one of the members as Chairperson of the Committee.  Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

        The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The Committee is responsible for overseeing the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

        The duties and responsibilities of the Committee will include the following:

1.	Retention of Independent Auditors. The Committee has the sole authority to: (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the independent auditors. The Committee will exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing standards. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, provided that any such pre-approvals are reported to the Committee at its next scheduled meeting.

2.	Quality Control of Auditor. At least annually, the Committee will obtain, review and discuss a report by the independent auditors describing: (a) the firm’s internal quality control procedures, (b) any material issues raised by the most recent internal review or peer review of the firm, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, regarding any independent audit carried out by the firm, and (c) any steps taken to deal with any such issues.

3.	Auditor Independence. In connection with the retention of the Company’s independent auditors, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee will: (a) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with applicable independence standards, (b) actively engage in a dialogue with the auditor regarding any disclosed relationship or services that may impact the objectivity and independence of the auditor, and (c) take appropriate action in response to the auditor’s report to satisfy itself of the firm’s independence. In connection with its evaluation of the auditor’s independence, the Committee will also review and evaluate the lead audit partner and take such steps as may be required by law regarding the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors.

4.	Audit Plan and Conduct. The Committee will review and discuss with the independent auditors the plans for, and scope of, the annual audit and other examinations. The Committee will also review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including any restriction on audit scope or on access to requested information, any disagreements with management, and significant issues discussed with the independent auditors’ national office. The Committee will decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

5.	Financial Statements and Disclosures. The Committee will review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

6.	Earnings Press Releases. The Committee will review and discuss with members of management and the independent auditors the Company’s quarterly earnings releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as the Company’s guidance concerning its future financial performance, prior to public release.

7.	Systems of Internal Accounting Controls. The Committee will review and discuss with the independent auditors, the senior internal auditing executive, the General Counsel and, to the extent deemed appropriate by the Committee Chair, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, which include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

8.	Independent Audit Results. The Committee will review and discuss with the independent auditors: (a) the annual audit report, or proposed annual audit report, (b) the accompanying management letter, (c) the reports of reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside the course of the independent auditors’ normal audit procedures that may be undertaken from time to time. The foregoing will include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, a review of (1) major issues regarding accounting principles and financial statement presentations (including any significant changes in the Company’s selection or application of accounting principles), the adequacy of the Company’s internal controls, and any special audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and (3) the effect of regulatory and accounting initiatives (including off-balance sheet structures) on the financial statements of the Company.

9.	Assurances under Section 10A(b) of the Exchange Act. The Committee will obtain assurance from the independent auditors that, in the course of conducting the audit, there have been no acts detected or that have otherwise come to such firm’s attention that require disclosure to the Committee under Section 10A(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

10.	Internal Audit Plans and Reports. The Committee will review and discuss with the senior internal auditing executive and appropriate staff members of the internal auditing department: (a) the plans for, and scope of, their ongoing audit activities, and (b) the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11.	Conformity with Legal Requirements and the Company’s Code of Corporate Conduct. The Committee will periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Corporate Conduct. The Committee will also review and approve all related party transactions. The Committee will advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Corporate Conduct.

12.	Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing requirements. The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies brought to the Committee’s attention pursuant to the procedures described in the preceding sentence.

13.	Other Matters. The Committee will discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the functions described above.

14.	Board Reports. The Committee will keep regular minutes of its proceedings and report its activities regularly to the Board in such manner and at such times as the Committee and the Board deem appropriate. Such report shall include the Committee’s conclusions with respect to its evaluation of the independent auditors and its recommendation to the Board on the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

15.	Audit Committee Report. The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company’s proxy statement relating to the Company’s annual meeting of stockholders.

16.	General. The Committee will perform its duties and responsibilities in accordance with the Company’s certificate of incorporation and by-laws, any delegated authority from the Board, and applicable laws, rules and regulations.

Meetings

        The Committee will meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting.  The Committee may also take any action permitted under this Charter by unanimous written consent.  A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting.  The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s certificate of incorporation or by-laws.

        The Committee may request any officer or employee of the Company, or any representative of the Company’s outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee will meet with the Company’s management, the internal auditors and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority

        The Committee will have appropriate resources and authority to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and (b) to any advisors retained by the Committee to assist it in carrying out its responsibilities.

        At least annually, the Committee will: (i) review this Charter with the Board and recommend any changes to the Board, and (ii) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

ANNEX B

2006 STOCK INCENTIVE PLAN
OF
CHINA DIGITAL COMMUNICATION GROUP

          1.         Purposes of the Plan. This stock incentive plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of China Digital Communication Group (the “Company”), a Nevada corporation, or any Parent or Subsidiaries (as such terms are defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of “incentive stock options”(“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options which do not qualify as ISOs (“NQSOs”), and shares of stock of the Company that may be subject to contingencies or restrictions (“Stock Awards”; collectively, with an ISO or NQSO, each an “Award”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” or any other treatment of an Award under the Code.

           2.        Stock Subject to the Plan. Subject to the provisions of Paragraph 10, the aggregate number of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), for which Awards may be granted under the Plan shall not exceed 500,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the termination provisions of Paragraph 11, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the “Contract”) which shall set forth all terms and conditions of the Award.

           3.        Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

          Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an option granted to an Award Holder (as such term is defined in Paragraph 4) shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; the term of each Award; the date each Award shall become exercisable; whether an Award shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Award or installment thereof in the event of the death of the Award Holder or upon other conditions to be specified by the Administrators in the applicable Contract or subsequent thereto; whether shares of Common Stock may be issued upon the exercise of an Award as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Award; the form of payment of the exercise price; subject to Section 7 of the Plan, the fair market value of a share of Common Stock; the restrictions, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant or exercise of an Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the grant or exercise of all or any portion of an Award, the vesting of an Award, or the shares acquired pursuant to the exercise of an Award, to the fulfillment of certain restrictions or contingencies all as specified in the Contract, including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, any Parent (if any) (as such term is defined in Paragraph 17) and any of its Subsidiaries (as such term is defined in Paragraph 17), (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment, consultancy or directorship with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an Award Holder has a Disability (as such term is defined in Paragraph 17); with the consent of the Award Holder, to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

           4.        Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries, (b) consultants to the Company, any Parent or any of its Subsidiaries, and/or (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an “Award Holder”). Such Awards granted shall cover such number of shares of

Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any Award Holder during any calendar year under the Plan shall be 100,000 shares (the “Section 162(m) Maximum”); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

           5.        Options.

                      (a)        Grant. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Award Holders.

                      (b)        Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any Award intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

                      (c)        Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                      (d)        Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder’s written employment or consulting or termination contract, any Award Holder, whose employment or consulting or advisory relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any option granted to the Award Holder as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 17), such option shall terminate immediately. A change of status from that of an employee to that of a consultant, or from consultant to employee, shall not be deemed to trigger a termination of Award Holder’s status as an employee or consultant, except that if an Award Holder who was an employee and becomes a consultant does not exercise vested options within the above specified time period, such options will, if applicable, no longer have the status of ISOs.

           For the purposes of the Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries or any of its consultants for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries or a Parent or consultant is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment or consulting relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

          Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated for any reason other than the Award Holder’s death or Disability, may exercise the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Award Holder’s directorship is terminated for Cause, such option shall terminate immediately.

           Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

           Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

                      (e)        Death or Disability of an Award Holder. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder’s written employment or consulting or termination contract, if an Award Holder dies (a) while the Award Holder is employed by, or is a consultant to, the Company, any Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Award Holder’s employment or consulting relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Award Holder’s Disability, the options granted to the Award Holder as an employee of, or consultant to, the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder’s death, by the Award Holder’s Legal Representative (as such term is defined in Paragraph 17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder’s written employment or consulting or termination contract, any Award Holder whose employment or consulting relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Award Holder’s Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (a) while the Award Holder is a director of the Company, (b) within three (3) months after the termination of the Award Holder’s directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Award Holder’s directorship by reason of the Award Holder’s Disability, the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder’s death, by the Award Holder’s Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

           6.        Stock Awards. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons eligible for such grant pursuant to Paragraph 4. The grant may be for no consideration, or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Payment for any shares so granted may be made in such manner (including for services), consistent with Nevada, as the Administrators may determine. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right to repurchase such shares upon specified events determined by the Administrators as set forth in the Contract, or events of forfeiture as determined by the Administrators as set forth in the Contract. Such rights of repurchase or forfeiture may be based on such factors as determined by the Administrators, including but not limited to factors relating to the tenure of the employment or consulting relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company’s consent. Upon the issuance of the stock certificate for a Stock Award, or in the case of uncertificated shares, the entry on the books of the Company’s transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award Holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award Agreement, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the Award Holder when all of the vesting restrictions and contingencies lapse, including the lapse of any rights of repurchase or forfeiture as provided in the Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

           7.        Rules of Operation.

                      (a)        Fair Market Value. The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market (“Nasdaq”), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on

Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

                      (b)        Exercise. An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, (iii) with the authorization of the Administrators and to the extent no prohibited under the Sarbanes-Oxley Act of 2002, by delivering a full or limited recourse, interest bearing promissory note payable in one or more installments and secured by the shares of Common Stock for which the Award is exercised, for any amount of the purchase price in excess of the minimum required under applicable law to be paid upon issuance, or (iv) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

          The Administrators may, in their sole discretion, permit payment of the exercise price of an Award by delivery by the Award Holder of a properly executed notice, together with a copy of the Award Holder’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                      (c)        Stockholder Rights. An Award Holder shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Award Holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

           8.        Compliance with Securities Laws. It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

          The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder’s own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award Holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

           9.        Award Contracts. Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

           10.      Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Change in Control, in the event of a stock dividend, recapitalization, merger, consolidation, spin-off, stock-split, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, and the Section 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 10 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), and (b) would be considered as the adoption of a new plan requiring stockholder approval. Notwithstanding the foregoing, the adjustments described in this Section 9 and the manner of application of the provisions of this section 9 shall be determined by the Committee in its sole discretion and to the extent permitted under Section 409A of the Code and the regulations thereunder to avoid treatment of any Award as the deferral of compensation. The conversion of one or more outstanding shares of preferred stock that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Paragraph 10.

           Except as may otherwise be expressly provided in an applicable Contract, in the event of a Change in Control (as defined in Paragraph 17) any options shall vest in full at such date so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock and such options shall otherwise terminate as of the effective date of the Change in Control; provided, however, that the Award Holder shall be given notice of the Change in Control not less than five (5) days in advance so he will be given an opportunity to exercise any options prior to the Change in Control, which exercise may be conditioned upon consummation of such Change in Control. However, except as may be expressly provided in an applicable Contract, the shares subject to an outstanding Option shall not vest on such an accelerated basis, and such Option shall not terminate, if and to the extent that: (a) such Option is assumed (i.e., appropriate provision for any outstanding options is made by substitution on an equitable basis of appropriate stock of the Company or of the successor corporation which will be issuable in respect to one share of Common Stock of the Company) by the successor corporation (or parent thereof) in the Change in Control and the Company’s repurchase rights, if any, are concurrently assigned to such successor corporation (or parent thereof), or if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to allow the option to continue or (b) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested Option shares, or (c) the acceleration of such Option is subject to other limitations imposed by the Administrators at the time of the Award grant. Except as may otherwise be expressly provided in an applicable Contract, all outstanding repurchase rights under a Contract (for shares acquired pursuant to the exercise of an Option or shares acquired pursuant to a Stock Award) shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent that (x) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such transaction or, if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to provide for the continuation of such repurchase rights or (y) such accelerated vesting is precluded by other limitations imposed by the Administrators at the time the Award is granted.

          The Administrators shall have the discretionary authority, exercisable at the time the unvested Award shares are issued or any time while the repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares subject to those terminated rights shall immediately vest, in the event that the Award Holder’s employment, consultancy or directorship should subsequently be terminated by the Company or the successor without Cause within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof).

           11.      Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on July 28, 2006. No Award may be granted under the Plan after April July28, 2006. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an Award Holder under any Award granted under the Plan without such Award Holder’s consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

           12.      Non-Transferability. Except as may otherwise be expressly provided in the applicable Contract, no option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder’s Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, a Stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

           13.      Withholding Taxes. The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

           14.      Legends; Payment of Expenses; Share Escrow. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

          Shares with respect to Stock Awards may, in the Administrator’s discretion, be held in escrow by the Company until the Award Holder’s interest in such shares vests.

           15.      Use of Proceeds. The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

    16.        Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation. Notwithstanding the foregoing, the substitutions described in this Section 16 and the manner of application of the provisions of this Section 16 shall be determined by the Committee in its sole discretion and to the extent permitted under Section 409A of the Code and the regulations thereunder to avoid treatment of any Award as the deferral of compensation.

           17.      Definitions.

                      (a)        “Cause,” in connection with the termination of an Award Holder, shall mean (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing, (A) conviction of such Award Holder for any felony or the entering by him of a please of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder’s reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

                      (b)        “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                      (c)        “Change in Control” shall mean any of the following transactions effected with a Person not an Affiliate of the Company immediately prior to the transaction:

                                   (i)        a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another entity, or other consideration provided by such entity; or (C) the issuance of equity securities of the Company or securities convertible into equity securities, in exchange for securities of another entity or other consideration provided by such entity; and in the case of either (A), (B) or (C) the Company’s shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a shareholder of the Company prior to the transaction) of the voting power of any of the following: (X)  the Company; (Y) such other entity; or (Z) any direct or indirect Parent of such other entity;

                                   (ii)        a sale of all or substantially all of the Company’s assets to a third party not an Affiliate of the Company immediately prior to such transaction.

    (iii)        any person or entity (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company controlled by the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; excluding, however, any person or entity acquiring such beneficial ownership (A) directly from the Company or from an affiliate of the company who acquired such beneficial ownership directly from the Company (including any acquisition resulting from exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities acquired from the Company or such an affiliate), and (B) pursuant to a reorganization, merger or consolidation involving the company which does not itself constitute a Change in Control pursuant to subsection (i) of this definition; provided, however, that this subparagraph (c)(iii) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iii), a reporting company under the Securities Exchange Act of 1934;

                                   (iv)        during any period of not more than two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by shareholders of the Company of each new director was approved or ratified by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or who were new directors approved by such a vote; provided, however, that this subparagraph (c)(iv) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iv), a reporting company under the Securities Exchange Act of 1934; or

                                   (v)        the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

          For the purposes of this definition, the term “Affiliate” of any person or entity (“Person”) shall mean any other person or entity which controls, is controlled by, or is under common control with such Person. As used herein, “control” shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management of, and policies of a person whether through the ownership of voting securities, by contract or otherwise.

                      (d)        “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                      (e)        “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

                      (f)        “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code.

                      (g)        “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

           18.      Governing Law. The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of Nevada, other than those laws which would defer to the substantive law of the other jurisdiction.

          Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

           19.      Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

           20.      Stockholder Approval. The Plan shall be subject to approval of the Company’s stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 28, 2007, the Plan and any Awards granted hereunder shall terminate.

CHINA DIGITAL COMMUNICATION GROUP
Number 2222. Jin Tian Road; An Lian Building 15th Floor A-01 and A-02
Futian, Shezhen, China
THIS PROXY IS BEING SOLICITED BY
THE BOARD OF DIRECTORS OF
CHINA DIGITAL COMMUNICATION GROUP

The undersigned holder of shares of Common Stock of China Digital Communication Group (the “Company”) hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Shareholders to be held at 9:00 A.M. (local time) on August 28, 2006, at Shenzhen Wuzhou Guest House, No.6001, Shennan Rd., Shenzhen, People’s Republic of China and hereby appoints Yu Xi Sun and Sarah Shao or either of them with full power of substitution, to vote all shares of the Common Stock of China Digital Communication Group registered in the name provided herein that the undersigned is entitled to vote at the Annual Meeting of Shareholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the approval of the election of the five nominees as directors of the Company and FOR Proposal 2 and FOR Proposal 3.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments.

SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

[SEE REVERSE — CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

Please mark your votes as in this example.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

		For All Nominees	Withhold Authority	For All Except
1.	Election of seven directors, each to hold office until his
successor is elected and qualified:
Nominees: Ran Liang
Yu Xi Sun
Su Yi Zheng
Xu Bao Dong
Zu Zhuan Xu
Alfred L. Simon
Yong Yang

If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

		For	Against	Abstain
2.	Approval of the Company's 2006 Stock Incentive Plan, which
provides for the issuance of up to 500,000 shares of the
Company's common stock as stock awards or pursuant to options to employees (including executive officers), directors and
consultants of the Company and its affiliates
3.	Ratify the appointment Kabani & Company, Inc. as the Company's independent public accountants for the fiscal year ending
December 31, 2006

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

PLEASE CHECK HERE FOR AN ADDRESS CHANGE
AND NOTE YOUR NEW ADDRESS BELOW

The proxy should be dated and signed by the shareholder or his or her attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: _________________________, 2006

Signature of Shareholder

Signature of Shareholder (if held jointly)

Change of Address: